MERRILL LYNCH
FUND FOR
TOMORROW, INC.








FUND LOGO








Semi-Annual Report

July 31, 1997





Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and
     Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863















This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH FUND FOR TOMORROW, INC.

Concept Sectors

Pie graph depicting Concept Sectors As a Percentage of Net Assets
As of July 31, 1997

Computer Technologies                       9.9%
Demographic Trends                          8.0%
Developing Foreign Economies                5.6%
Future Retailing                            1.8%
Global Market Expansion                     9.8%
Healthcare Cost Containment                14.0%
Industrial Outsourcing                      5.1%
Industrial Renaissance                      8.9%
Multimedia                                  8.2%
Next Generation Technology                  5.0%
Strategic Growth Opportunities             10.1%
Telecommunications                          7.4%
Cash*                                       6.2%

[FN]
*Net liabilities in excess of other assets.


Growth Stock Characteristics as of July 31, 1997

Bar graph depicting Growth Stock Characteristics as of July 31, 1997 as a % of Equity Holdings:

Emerging Growth              4.8%           9.8%
Established Growth          22.4%          20.4%
Stable Growth               25.0%          17.6%



DEAR SHAREHOLDER

During the quarter ended July 31, 1997, increasing evidence of noninflationary economic growth boosted investor confidence. This growing confidence was confirmed further when, as widely expected, the Federal Reserve Board (FRB) chose to leave monetary policy unchanged at its July 1 meeting. This confluence of positive indicators helped produce a significant rally in the US stock market. The unmanaged Standard & Poor's 500 Composite Average (S&P
500), led by its 50 largest issues (in terms of stock market capitalization), generated a +19.58% total return for the July quarter. A slight decline in interest rates during the quarter resulted in a modest positive total return for US fixed-income investments.

Current consensus expectations are for the US economy's rate of growth to lose some momentum over the balance of 1997. Although real (inflation-adjusted) gross domestic product (GDP) growth for the first quarter of the year was revised slightly upward to 5.9%, the rate of real growth for the second quarter was announced at a more sustainable 2.2% rate. At the same time, inflationary pressures remain contained. It remains to be seen whether economic activity remains moderate enough to rule out future FRB monetary policy tightenings later this year.

As the July quarter drew to a close, Congress approved tax-cut and five-year balanced budget bills. Although considered positive to encourage savings and investment, it remains to be seen how successful the new legislation will be in reducing the Federal budget deficit in the years ahead.

At present, it appears that the US economy is perceived favorably by global investors for its ongoing growth and limited inflationary pressures, as supported by the US dollar's continued strength relative to other currencies. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

Portfolio Matters
Unlike the quarter ended April 30, 1997, which was characterized by relatively benign market movements, during the quarter ended July 31, 1997 equity markets witnessed substantial gains. Economic indicators continue to show favorable results with strong corporate profits, a high level of consumer confidence and the lowest unemployment rate since 1989. Many economists state that this extended bull market is primarily the result of productivity gains created by the evolution of technology. This, coupled with one of the strongest cash flows into the market historically, has created exceptional returns for equities. Internationally, most markets also have been strong with the continuation of worldwide privatization leading to greater efficiencies and a global consumer demand for a better quality of living.

As we mentioned, domestic markets posted exceptional gains during the quarter ended July 31, 1997. In general, foreign markets were also strong with the unmanaged Morgan Stanley Capital International Europe, Australia, Far East Index reporting a gain of +14.20%. For the July quarter, Merrill Lynch Fund For Tomorrow, Inc.'s Class A, Class B, Class C and Class D Shares reported total returns of +21.56%, +21.25%, +21.21% and +21.46%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4--6 of this report to shareholders.)

Given our thematic investment approach, we emphasize and overweight sectors which we believe will have much higher secular growth rates relative to the overall market going forward. Relative to the S&P 500, the Fund currently has a greater than double weighting in the pharmaceutical sector, five times the weighting in the telecommunications sector and a 50% greater weighting in the computer technology sector. This proved to be extremely beneficial during the July quarter since both the Fund's stocks and the overall industries substantially outperformed the market. However, in light of the substantial capital gains achieved by many of the Fund's holdings, primarily those in the pharmaceutical, telecommunications and computer technology sectors, coupled with a significant level of share redemptions within the Fund, much of our portfolio activity during the July quarter involved the sale or reduction of existing positions. Some examples of profit-taking included partial sales of International Business Machines Corp., Bristol-Myers Squibb Co., Schering-Plough Corp., Lilly (Eli) and Company, COMPAQ Computer Corp., Nokia Corp. and The Procter & Gamble Company, all of which have shown price appreciation of more than 40%, double that of the S&P 500. Other sales during the July quarter primarily involved elimination of holdings that no longer met our expected appreciation potential.

New positions added to the Fund during the July quarter were predominately focused on increasing the Fund's weighting in foreign investments, primarily in emerging markets. In general, long-term characteristics of foreign markets show higher economic growth rates relative to the United States, relatively underdeveloped and underpenetrated markets, as well as privatization and global partnerships where a high capital requirement is needed to meet the pent-up demand and to improve the overall standard of living. We added the following three Brazilian companies to our portfolio:
Petroleo Brasileiro S.A.--Petrobras in the oil sector; Telecomunicacoes do Rio de Janeiro S.A.--Telerj in the telecom-munications area; and Avipal S.A.--Avicultura e Agropecuaria in the food industry. While Brazil has been the slowest country in Latin America to participate in the privatization of its industries, the country is now on track with an established regulatory structure. We also added a company in Chile, which is recognized as the most stable country in South America. The new investment, Quinenco S.A., is a diversified company with exceptional management that will give the Fund exposure to sectors such as banking, beverage, telephony and cable. Another addition, Alcatel Alsthom Cie Generale d'Electricite S.A., a French company, is the world's largest telecommunications equipment manufacturer and one that we believe will benefit from explosive global demand.

We also added shares of three domestic companies to the Fund. Under the concept Industrial Outsourcing, we added Sitel Corporation, the largest public telemarketing company in an industry which is a prime beneficiary of the strong trend by which companies outsource parts of their business to achieve greater efficiencies and cost controls. We also added Toys 'R' Us, Inc., where management is implementing a strong long-term growth strategy after many years of difficulty. We also added Polo `Ralph' Lauren Corp., the clothing manufacturer, but sold the stock during the July quarter in response to a sharp price run-up after the initial public offering.

In managing the Fund, we will continue to evaluate new long-term trends as they unfold while being cognizant of the need for reasonable valuations within the stock selection process. We continue to believe our 12 concept sectors have outstanding long-term growth potential. However, given the exceptional extended bull market, we believe future stock gains over the near term could moderate.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Fund For
Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent P. Dileo)
Vincent P. Dileo
Vice President and Portfolio Manager

August 29, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                                 12 Month     3 Month
                                                               7/31/97    4/30/97     7/31/96    % Change     % Change
ML Fund For Tomorrow, Inc. Class A Shares*                      $19.82     $16.65      $16.22    +34.80%(1)   +20.93%(2)
ML Fund For Tomorrow, Inc. Class B Shares*                       19.06      16.05       15.67    +34.62(1)    +20.72(2)
ML Fund For Tomorrow, Inc. Class C Shares*                       18.91      15.93       15.59    +34.34(1)    +20.68(2)
ML Fund For Tomorrow, Inc. Class D Shares*                       19.71      16.57       16.14    +34.77(1)    +20.85(2)
Standard & Poor's 500 Index**                                   954.29     801.34      639.95    +49.12       +19.09
NASDAQ Industrial Index**                                     1,260.56     996.92      987.06    +27.71       +26.45
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                         +40.99(3)    +21.56(4)
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                         +39.52(5)    +21.25(6)
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                         +39.44(7)    +21.21(8)
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                         +40.64(9)    +21.46(10)
Standard & Poor's 500 Index--Total Return**                                                      +52.02       +19.58

   *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.696 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.298 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.814 per share ordinary income dividends and $1.696 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.099 per share ordinary income dividends and $0.298 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.627 per share ordinary income dividends and $1.696 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.081 per share ordinary income dividends and $0.298 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.649 per share ordinary income dividends and $1.696 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.079 per share ordinary income dividends and $0.298 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.769 per share ordinary income dividends and $1.696 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.095 per share ordinary income dividends and $0.298 per share capital gains distributions.

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                   Beginning      Ending    Distributed       Paid*        % Change**
10/26/88--12/31/88                 $16.05      $14.08       $ 1.471        $0.134         - 2.21%
1989                                14.08       16.85         1.035         0.409         +30.13
1990                                16.85       14.92         0.371         0.401         - 6.98
1991                                14.92       16.71         2.199         0.553         +32.23
1992                                16.71       16.37         0.679         0.612         + 6.12
1993                                16.37       15.85         1.920         0.308         +11.42
1994                                15.85       13.66         0.705         0.258         - 7.47
1995                                13.66       15.84         1.354         0.195         +27.39
1996                                15.84       15.88         1.397         0.825         +13.98
1/1/97--7/31/97                     15.88       19.82         0.298         0.099         +27.45
                                                            -------        ------
                                                      Total $11.429  Total $3.794

                                                  Cumulative total return as of 7/31/97: +216.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                   Beginning      Ending    Distributed       Paid*        % Change**
3/5/84--12/31/84                   $10.00      $10.98          --          $0.130         +11.12%
1985                                10.98       13.37       $ 0.250         0.130         +25.75
1986                                13.37       15.18         0.080         0.100         +14.90
1987                                15.18       12.98         1.441         0.163         - 5.09
1988                                12.98       14.07         1.555         0.201         +22.09
1989                                14.07       16.85         1.035         0.227         +28.88
1990                                16.85       14.92         0.371         0.235         - 7.96
1991                                14.92       16.70         2.199         0.374         +30.79
1992                                16.70       16.37         0.679         0.438         + 5.07
1993                                16.37       15.77         1.920         0.217         +10.27
1994                                15.77       13.45         0.705         0.243         - 8.45
1995                                13.45       15.40         1.354         0.195         +26.08
1996                                15.40       15.37         1.397         0.656         +12.85
1/1/97--7/31/97                     15.37       19.06         0.298         0.081         +26.62
                                                            -------        ------
                                                      Total $13.284  Total $3.390

                                                  Cumulative total return as of 7/31/97: +451.48%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                   Beginning      Ending    Distributed       Paid*        % Change**
10/21/94--12/31/94                 $14.08      $13.39        $0.157        $0.059         - 3.32%
1995                                13.39       15.33         1.354         0.195         +26.12
1996                                15.33       15.25         1.397         0.679         +12.73
1/1/97--7/31/97                     15.25       18.91         0.298         0.079         +26.61
                                                             ------        ------
                                                       Total $3.206  Total $1.012

                                                   Cumulative total return as of 7/31/97: +74.04%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                   Beginning      Ending    Distributed       Paid*        % Change**
10/21/94--12/31/94                 $14.26      $13.65        $0.157        $0.059         - 2.71%
1995                                13.65       15.79         1.354         0.195         +27.11
1996                                15.79       15.82         1.397         0.783         +13.71
1/1/97--7/31/97                     15.82       19.71         0.298         0.095         +27.22
                                                            -------        ------
                                                       Total $3.206  Total $1.132

                                                   Cumulative total return as of 7/31/97: +78.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +21.35%        +14.98%
Five Years Ended 6/30/97                  +14.10         +12.88
Inception (10/26/88)
through 6/30/97                           +13.30         +12.60

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +20.08%        +16.08%
Five Years Ended 6/30/97                  +12.92         +12.92
Ten Years Ended 6/30/97                   +10.39         +10.39

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +19.98%        +18.98%
Inception (10/21/94)
through 6/30/97                           +19.76         +19.76

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +21.04%        +14.69%
Inception (10/21/94)
through 6/30/97                           +20.96         +18.56

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                               Shares                                                                     Value     Percent of
Concept Tomorrow                Held                       Stocks                          Cost         (Note 1a)   Net Assets
Computer Technologies

Personal Computers             250,000   ++COMPAQ Computer Corp.                       $  3,732,102     $ 14,281,250    4.0%
Components                     100,000   ++Seagate Technology, Inc.                       2,750,475        4,106,250    1.2
Systems                        300,000   ++Silicon Graphics, Inc.                        11,151,240        7,500,000    2.1
Systems                        200,000   ++Sun Microsystems, Inc.                         5,396,880        9,137,500    2.6
                                                                                       ------------     ------------  ------
                                                                                         23,030,697       35,025,000    9.9

Demographic Trends

Medical Devices                100,000     Biomet, Inc.                                   1,534,375        1,993,750    0.6
Healthcare                     200,000   ++HEALTHSOUTH Corp.                              3,537,000        5,300,000    1.5
Healthcare                     100,000   ++Living Centers of America, Inc.                3,353,090        3,931,250    1.1
Pollution Technology           550,000   ++Philip Services Corp.                          5,122,752        8,181,250    2.3
Insurance                      100,000     Torchmark Corp.                                4,206,236        7,962,500    2.3
Healthcare                      50,000   ++United Dental Care, Inc.                       1,448,438          793,750    0.2
                                                                                       ------------     ------------  ------
                                                                                         19,201,891       28,162,500    8.0

Developing Foreign Economies

Food & Beverage            211,600,000     Avipal S.A.--Avicultura e Agropecuaria           884,137          896,892    0.3
Telecommunications             105,000     Compania Anonima Nacional Telefonos de
                                           Venezuela (ADR)*                               2,415,000        4,580,625    1.3
Specialty Services           1,000,000     National Mutual Asia Ltd.                        940,132        1,059,158    0.3
Oil Refining                12,000,000   ++Petroleo Brasileiro S.A.--Petrobras
                                           (Preferred)                                    3,695,257        2,969,803    0.9
Holding Company                200,000   ++Quinenco S.A. (ADR)*                           3,755,087        3,750,000    1.0
Building Materials             100,000   ++Royal Group Technologies Ltd.                  1,047,206        2,720,892    0.8
Telecommunications                 463     SK Telecom Co.                                   533,107          360,999    0.1
Telecommunications          20,000,000     Telecomunicacoes do Rio de
                                           Janiero S.A.--Telerj (Preferred)               3,225,852        3,185,890    0.9
                                                                                       ------------     ------------  ------
                                                                                         16,495,778       19,524,259    5.6

Future Retailing

Specialty Retail               200,000   ++Oakley, Inc.                                   4,725,175        2,375,000    0.7
Specialty Retail               288,900   ++OfficeMax, Inc.                                2,872,100        4,044,600    1.1
                                                                                       ------------     ------------  ------
                                                                                          7,597,275        6,419,600    1.8

Global Market Expansion

Cosmetics                      174,400     Avon Products, Inc.                            6,259,222       12,654,900    3.6
Food & Beverage                100,000     ConAgra Inc.                                   3,826,115        7,031,250    2.0
Machinery                        9,800     Kubota Corp. (ADR)*                            1,259,888          862,400    0.2
Food & Beverage                160,000     PepsiCo, Inc.                                  2,644,800        6,130,000    1.7
Electronics                    100,000     Philips Electronics N.V. (ADR)*                4,983,486        8,181,250    2.3
                                                                                       ------------     ------------  ------
                                                                                         18,973,511       34,859,800    9.8

Healthcare Cost Containment

Pharmaceuticals                133,333     Astra AB (ADR)*                                1,781,250        2,433,327    0.7
Pharmaceuticals                100,000     Bristol-Myers Squibb Co.                       3,953,500        7,843,750    2.2
Information Services            73,000   ++IDX Systems Corp.                              1,579,375        2,591,500    0.7
Pharmaceuticals                 50,000     Lilly (Eli) and Company                        2,286,050        5,650,000    1.6
Pharmaceuticals                100,900     Merck & Co., Inc.                              4,001,062       10,487,294    3.0
Pharmaceuticals                 50,000     Novartis AG (ADR)*                             1,942,188        4,012,500    1.1
Information Services           300,000   ++Physician Computer Network, Inc.               3,074,250        2,250,000    0.6
Pharmaceuticals                100,800     Schering-Plough Corp.                            580,167        5,499,900    1.6
Pharmaceuticals                200,000   ++Sequus Pharmaceuticals, Inc.                   2,866,248        1,325,000    0.4
Medical Devices                100,000     United States Surgical Corp.                   6,799,013        3,712,500    1.0
Medical Services               100,000   ++Vencor, Inc.                                   3,194,630        4,031,250    1.1
                                                                                       ------------     ------------  ------
                                                                                         32,057,733       49,837,021   14.0

SCHEDULE OF INVESTMENTS (continued)
                               Shares                                                                     Value     Percent of
Concept Tomorrow                Held                       Stocks                          Cost         (Note 1a)   Net Assets
Industrial Outsourcing

Information Services            50,000   ++Ceridian Corp.                              $  1,959,250     $  2,187,500    0.6%
Systems                         50,000   ++Computer Sciences Corporation                  3,878,500        4,071,875    1.1
Specialty Services             100,000     Greenwich Air Services Inc. (Class A)          1,113,428        2,850,000    0.8
Specialty Services             100,000     Greenwich Air Services Inc. (Class B)          1,165,198        2,862,500    0.8
Specialty Services              47,028     National Data Corporation                      2,127,181        1,910,512    0.5
Specialty Services             250,000   ++Sitel Corporation                              3,939,288        3,750,000    1.1
Aerospace & Defense             19,700   ++Triumph Group, Inc.                              534,070          586,075    0.2
                                                                                       ------------     ------------  ------
                                                                                         14,716,915       18,218,462    5.1

Industrial Renaissance

Aerospace & Defense             50,000     The Boeing Company                             2,645,250        2,940,625    0.8
Transportation                  75,000     Delta Air Lines, Inc.                          5,782,613        6,665,625    1.9
Automotive                     100,000     General Motors Corp.                           4,190,900        6,187,500    1.7
Information Systems            150,000     International Business Machines Corp.          4,246,375       15,862,500    4.5
                                                                                       ------------     ------------  ------
                                                                                         16,865,138       31,656,250    8.9

Multimedia

Broadcasting Services          200,000     Carlton Communications PLC (ADR)*              7,266,875        8,125,000    2.3
Components                     150,000     Harman International Industries Inc.           6,836,788        5,962,500    1.7
Information Services           400,000   ++OzEmail, Ltd. (ADR)*                           4,632,341        2,650,000    0.7
Cable Television               150,000   ++Tele-Communications Liberty Media
                                           Group (Class A)                                2,675,003        3,825,000    1.1
Publishing Services            300,000   ++World Color Press Inc.                         5,906,000        8,587,500    2.4
                                                                                       ------------     ------------  ------
                                                                                         27,317,007       29,150,000    8.2

Next Generation Technology

Semiconductors                 117,600   ++Gasonics International Corp.                   1,501,701        2,190,300    0.6
Pollution Technology           400,000   ++Molten Metal Technology, Inc.                  6,605,221        2,500,000    0.7
Medical Devices                 60,000   ++Neuromedical Systems Inc.                        900,000          240,000    0.1
Environmental Equipment        119,400   ++Thermo Ecotek Corp.                            1,281,614        1,761,150    0.5
Multi-Industry                 230,000   ++Thermo Electron Corp.                          4,937,738        7,863,125    2.2
Medical Devices                100,000   ++Thermotrex Corp.                               1,586,723        2,281,250    0.7
Components                     150,000   ++Voice Control Systems Inc.                       834,037          731,250    0.2
                                                                                       ------------     ------------  ------
                                                                                         17,647,034       17,567,075    5.0

Strategic Growth Opportunities

Pharmaceuticals                100,000     American Home Products Corp.                   3,875,049        8,243,750    2.3
Leisure & Entertainment        300,000   ++Galoob (Lewis) Toys, Inc.                      4,238,645        6,862,500    1.9
Specialty Services             100,000     Household International, Inc.                  6,712,565       12,950,000    3.7
Leisure & Entertainment        125,000     Mattel, Inc.                                   2,232,740        4,343,750    1.3
Retail                          88,400   ++Toys 'R' Us, Inc.                              2,700,054        3,011,125    0.9
                                                                                       ------------     ------------  ------
                                                                                         19,759,053       35,411,125   10.1

Telecommunications

Telecommunications             100,000   ++ADC Telecommunications, Inc.                   2,867,500        4,031,250    1.1
Telecommunications             200,000     Alcatel Alsthom Cie Generale
                                           d'Electricite S.A. (ADR)*                      5,087,260        5,400,000    1.5
Components                     120,000     Andrew Corp.                                   2,299,683        3,127,500    0.9
Telecommunications             200,000   ++Inter-Tel Inc.                                 2,612,612        5,100,000    1.5
Components                     100,000     Nokia Corp. AB (ADR)*                          3,778,500        8,562,500    2.4
                                                                                       ------------     ------------  ------
                                                                                         16,645,555       26,221,250    7.4

                                           Total Stocks                                 230,307,587      332,052,342   93.8


SCHEDULE OF INVESTMENTS (concluded)
                                Face                                                                      Value     Percent of
                               Amount                Short-Term Securities                 Cost         (Note 1a)   Net Assets
Commercial Paper**         $ 8,638,000     CSW Credit, Inc., 5.55% due 8/08/1997       $  8,628,678     $  8,628,678    2.4%
                             5,000,000     Falcon Asset Securitization Corp.,
                                           5.57% due 8/29/1997                            4,978,339        4,978,339    1.4
                            15,844,000     General Motors Acceptance Corp., 5.81%
                                           due 8/01/1997                                 15,844,000       15,844,000    4.5
                             2,621,000     Goldman Sachs Group, 5.53% due
                                           8/12/1997                                      2,616,571        2,616,571    0.7

                                           Total Short-Term Securities                   32,067,588       32,067,588    9.0

Total Investments                                                                      $262,375,175      364,119,930  102.8
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (9,823,384)  (2.8)
                                                                                                        ------------  ------
Net Assets                                                                                              $354,296,546  100.0%
                                                                                                        ============  ======

 *American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
++Non-income producing security .

  See Notes to Financial Statements.



PORTFOLIO INFORMATION


For the Quarter Ended July 31, 1997

                                       Percent of
Ten Largest Equity Holdings            Net Assets

International Business Machines Corp.      4.5%
COMPAQ Computer Corp.                      4.0
Household International, Inc.              3.7
Avon Products, Inc.                        3.6
Merck & Co., Inc.                          3.0
Sun Microsystems, Inc.                     2.6
World Color Press Inc.                     2.4
Nokia Corp. AB (ADR)                       2.4
American Home Products Corp.               2.3
Philips Electronics N.V. (ADR)             2.3


 Additions

 Alcatel Alsthom Cie Generale d'Electricite S.A. (ADR)
 Avipal S.A.--Avicultura e Agropecuaria
 Petroleo Brasileiro S.A.--Petrobras (Preferred)
*Polo 'Ralph' Lauren Corp.
 Quinenco S.A. (ADR)
 Sitel Corporation
 Telecomunicacoes do Rio de Janiero S.A.--Telerj
  (Preferred)
 Toys 'R' Us, Inc.


 Deletions

 Affinity Technology Group, Inc.
 Deutsche Telekom AG (ADR)
 FORE Systems, Inc.
 Makita Corp. (ADR)
 Metrocall, Inc.
 Olsten Corp.
 Palmer Wireless, Inc.
*Polo 'Ralph' Lauren Corp.
 Portugal Telecom, S.A. (ADR)
 PowerTel, Inc. (formerly InterCel, Inc.)
 The Procter & Gamble Company
 Samsung Electronics Company (GDR)
 ThermoLase Corp.
 ThermoSpectra Corp.
 Vodafone Group PLC (ADR)

[FN]
*Added and deleted in the same quarter.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$262,375,175) (Note 1a)                         $364,119,930
                    Cash                                                                                             373
                    Receivables:
                      Securities sold                                                      $  3,943,809
                      Dividends                                                                 301,493
                      Capital shares sold                                                       105,433        4,350,735
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          24,255
                                                                                                            ------------
                    Total assets                                                                             368,495,293
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   12,892,506
                      Capital shares redeemed                                                   691,318
                      Investment adviser (Note 2)                                               199,648
                      Distributor (Note 2)                                                      127,547       13,911,019
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       287,728
                                                                                                            ------------
                    Total liabilities                                                                         14,198,747
                                                                                                            ------------

Net Assets:         Net assets                                                                              $354,296,546
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                      $      84,217
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            400,855
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             19,065
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,307,170
                    Paid-in capital in excess of par                                                         205,939,255
                    Undistributed investment income--net                                                         191,439
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                44,609,791
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        101,744,754
                                                                                                            ------------
                    Net assets                                                                              $354,296,546
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $16,689,585 and 842,170
                             shares outstanding                                                             $      19.82
                                                                                                            ============
                    Class B--Based on net assets of $76,391,079 and 4,008,544
                             shares outstanding                                                             $      19.06
                                                                                                            ============
                    Class C--Based on net assets of $3,605,534 and 190,653
                             shares outstanding                                                             $      18.91
                                                                                                            ============
                    Class D--Based on net assets of $257,610,348 and 13,071,700
                             shares outstanding                                                             $      19.71
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)
Statement of Operations for the Six Months Ended July 31, 1997
Investment          Dividends (net of $111,448 foreign withholding tax)                                     $  2,107,627
Income              Interest and discount earned                                                                 702,868
(Notes 1d & 1e):    Other income                                                                                   1,512
                                                                                                            ------------
                    Total income                                                                               2,812,007
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  1,172,827
                    Account maintenance and distribution fees--Class B (Note 2)                 450,098
                    Account maintenance fees--Class D (Note 2)                                  290,573
                    Transfer agent fees--Class D (Note 2)                                       266,708
                    Transfer agent fees--Class B (Note 2)                                       126,737
                    Printing and shareholder reports                                             77,716
                    Registration fees (Note 1f)                                                  40,670
                    Accounting services (Note 2)                                                 36,985
                    Transfer agent fees--Class A (Note 2)                                        36,876
                    Account maintenance and distribution fees--Class C (Note 2)                  32,985
                    Professional fees                                                            32,244
                    Custodian fees                                                               29,716
                    Directors' fees and expenses                                                 10,439
                    Transfer agent fees--Class C (Note 2)                                         9,904
                    Pricing fees                                                                    629
                    Other                                                                         5,461
                                                                                           ------------
                    Total expenses                                                                             2,620,568
                                                                                                            ------------
                    Investment income--net                                                                       191,439
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       44,625,404
(Loss) on             Foreign currency transactions--net                                        (11,562)      44,613,842
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       13,608,939
(Notes 1b, 1c,        Foreign currency transactions--net                                             25       13,608,964
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     58,222,806
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 58,414,245
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six       For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                        July 31, 1997    Jan. 31, 1997
Operations:         Investment income--net                                                 $    191,439     $      6,084
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    44,613,842       52,807,780
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   13,608,964       15,690,009
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     58,414,245       68,503,873
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                  (669,210)      (5,337,338)
(Note 1g):            Class B                                                                (1,929,068)     (12,797,082)
                      Class C                                                                  (140,349)      (1,078,464)
                      Class D                                                                (5,146,087)     (28,024,409)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                             (7,884,714)     (47,237,293)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share transactions      (87,355,832)     (10,906,448)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 (36,826,301)      10,360,132
                    Beginning of period                                                     391,122,847      380,762,715
                                                                                           ------------     ------------
                    End of period*                                                         $354,296,546     $391,122,847
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    191,439     $         --
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A

                                                                      For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended
                                                                      July 31,        For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                1997++     1997++    1996++    1995++      1994
Per Share           Net asset value, beginning of period              $  17.16   $  16.26  $  13.55  $  16.39   $  16.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .05        .08       .07       .09        .15
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     3.01       3.04      4.19     (1.97)      2.18
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      3.06       3.12      4.26     (1.88)      2.33
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.40)     (2.22)    (1.55)     (.96)     (2.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  19.82   $  17.16  $  16.26  $  13.55   $  16.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  17.95%+++  19.99%    31.82%   (11.23%)    15.78%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.01%*     1.00%     1.07%      .98%       .88%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .60%*      .46%      .44%      .59%       .95%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 16,690   $ 39,605  $ 34,231  $  8,665   $ 10,942
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  11.19%     39.96%    67.38%    45.86%     48.63%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0009   $  .0277        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B

                                                                      For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended
                                                                      July 31,        For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                1997++     1997++    1996++    1995++      1994
Per Share           Net asset value, beginning of period              $  16.59   $  15.79  $  13.33  $  16.30   $  16.28
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.04)      (.10)     (.08)     (.06)      (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.89       2.95      4.09     (1.96)      2.17
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.85       2.85      4.01     (2.02)      2.16
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.38)     (2.05)    (1.55)     (.95)     (2.14)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  19.06   $  16.59  $  15.79  $  13.33   $  16.30
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  17.30%+++  18.80%    30.43%   (12.22%)    14.60%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.06%*     2.06%     2.13%     1.99%      1.91%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.48%)*    (.58%)    (.55%)    (.38%)     (.07%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 76,391   $104,828  $112,239  $119,186   $396,424
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  11.19%     39.96%    67.38%    45.86%     48.63%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0009   $  .0277        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                              Class C++++
                                                                                                                For the
                                                                              For the                           Period
The following per share data and ratios have been derived                    Six Months        For the          Oct. 21,
from information provided in the financial statements.                         Ended          Year Ended       1994++ to
                                                                              July 31,        January 31,       Jan. 31,
Increase (Decrease) in Net Asset Value:                                         1997       1997        1996       1995
Per Share           Net asset value, beginning of period                      $  16.47   $  15.71    $  13.28   $  14.08
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.04)      (.10)       (.10)      (.04)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        2.86       2.94        4.08       (.54)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.82       2.84        3.98       (.58)
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on investments
                    --net                                                         (.38)     (2.08)      (1.55)      (.22)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  18.91   $  16.47    $  15.71   $  13.28
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          17.23%+++  18.80%      30.32%     (4.12%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.08%*     2.07%       2.14%      2.26%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                         (.47%)*    (.61%)      (.67%)     (.87%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  3,606   $  8,430    $  6,385   $     80
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          11.19%     39.96%      67.38%     45.86%
                                                                              ========   ========    ========   ========
                    Average commissions rate paid+++++                        $  .0009   $  .0277          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                              Class D++++
                                                                                                                For the
                                                                              For the                           Period
The following per share data and ratios have been derived                    Six Months        For the          Oct. 21,
from information provided in the financial statements.                         Ended          Year Ended       1994++ to
                                                                              July 31,        January 31,       Jan. 31,
Increase (Decrease) in Net Asset Value:                                         1997       1997        1996       1995
Per Share           Net asset value, beginning of period                      $  17.09   $  16.20    $  13.54   $  14.26
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income(loss)--net                                   .02        .04         .03       (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        2.99       3.03        4.18       (.49)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.01       3.07        4.21       (.50)
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on investments
                    --net                                                         (.39)     (2.18)      (1.55)      (.22)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  19.71   $  17.09    $  16.20   $  13.54
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          17.76%+++  19.73%      31.47%     (3.50%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.26%*     1.25%       1.33%      1.43%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment  income (loss)--net                                .28%*      .22%        .22%      (.23%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $257,610   $238,260    $227,908   $156,947
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          11.19%     39.96%      67.38%     45.86%
                                                                              ========   ========    ========   ========
                    Average commissions rate paid+++++                        $  .0009   $  .0277          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fund For Tomorrow, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is sold through an exercise of an option, the related premium received is deducted from the basis of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received (or gain or loss to the extent of the cost of the closing transaction exceeds the premium received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.


NOTES TO FINANCIAL STATEMENTS (concluded)


Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the general partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion, and 0.55% of the average daily net assets exceeding $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account        Distribution
                                     Maintenance Fee        Fee

Class B                                   0.25%            0.75%
Class C                                   0.25%            0.75%
Class D                                   0.25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund.

The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD           MLPF&S

Class A                                $194          $ 2,160
Class D                                $730          $13,063

For the six months ended July 31, 1997, MLPF&S also received contingent deferred sales charges of $248,280 and $1,813 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $12,500 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1997 were $38,163,861 and $124,286,839, respectively.

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:


                                  Realized       Unrealized
                               Gains (Losses)  Gains (Losses)

Long-term investments           $44,625,674     $101,744,755
Short-term investments                 (270)              --
Foreign currency transactions       (11,562)              (1)
                                -----------     ------------
Total                           $44,613,842     $101,744,754
                                ===========     ============

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $101,744,755, of which $123,323,560 related to appreciated securities and $21,578,805 related to depreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $262,375,175.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $87,355,832 and $10,906,448 for the six months ended July 31, 1997 and the year ended January 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended July 31, 1997                 Shares          Amount

Shares sold                       1,065,942    $  18,351,376
Shares issued to shareholders
in reinvestment of
distributions                        33,936          636,646
                              -------------    -------------
Total issued                      1,099,878       18,988,022
Shares redeemed                  (2,565,156)     (45,673,187)
                              -------------    -------------
Net decrease                     (1,465,278)   $ (26,685,165)
                              =============    =============


Class A Shares for the Year                         Dollar
Ended January 31, 1997              Shares          Amount

Shares sold                       1,845,808    $  31,115,024
Shares issued to shareholders
in reinvestment of
distributions                       305,672        4,989,091
                              -------------    -------------
Total issued                      2,151,480       36,104,115
Shares redeemed                  (1,949,689)     (32,436,435)
                              -------------    -------------
Net increase                        201,791    $   3,667,680
                              =============    =============


Class B Shares for the Six Months                   Dollar
Ended July 31, 1997                 Shares          Amount

Shares sold                         467,243     $  7,999,207
Shares issued to shareholders
in reinvestment of
distributions                        95,239        1,719,067
                              -------------    -------------
Total issued                        562,482        9,718,274
Automatic conversion of
shares                             (183,233)      (3,085,241)
Shares redeemed                  (2,689,184)     (46,754,087)
                              -------------    -------------
Net decrease                     (2,309,935)   $ (40,121,054)
                              =============    =============


Class B Shares for the Year                         Dollar
Ended January 31, 1997              Shares          Amount

Shares sold                       1,580,584    $  26,170,965
Shares issued to shareholders
 in reinvestment of
distributions                       716,413       11,324,876
                              -------------    -------------
Total issued                      2,296,997       37,495,841
Automatic conversion of
shares                             (510,660)      (8,450,651)
Shares redeemed                  (2,575,080)     (42,132,286)
                              -------------    -------------
Net decrease                       (788,743)   $ (13,087,096)
                              =============    =============


Class C Shares for the
Six Months Ended                                    Dollar
July 31, 1997                       Shares          Amount

Shares sold                         118,591    $   2,013,445
Shares issued to share-
holders in reinvestment of
distributions                         7,192          128,873
                              -------------    -------------
Total issued                        125,783        2,142,318
Shares redeemed                    (447,024)      (7,726,809)
                              -------------    -------------
Net decrease                       (321,241)   $  (5,584,491)
                              =============    =============


Class C Shares for the Year                         Dollar
Ended January 31, 1997              Shares          Amount

Shares sold                         389,112    $   6,432,736
Shares issued to share-
holders in reinvestment of
distributions                        62,177          974,884
                              -------------    -------------
Total issued                        451,289        7,407,620
Shares redeemed                    (345,702)      (5,592,847)
                              -------------    -------------
Net increase                        105,587    $   1,814,773
                              =============    =============


Class D Shares for the
Six Months Ended                                    Dollar
July 31, 1997                       Shares          Amount

Shares sold                         179,139    $   3,152,422
Automatic conversion of
shares                              177,574        3,085,241
Shares issued to share-
holders in reinvestment of
distributions                       242,443        4,523,982
                              -------------    -------------
Total issued                        599,156       10,761,645
Shares redeemed                  (1,468,515)     (25,726,767)
                              -------------    -------------
Net decrease                       (869,359)   $ (14,965,122)
                              =============    =============


Class D Shares for the Year                         Dollar
Ended January 31, 1997              Shares          Amount

Shares sold                         299,900    $   5,100,435
Automatic conversion of
shares                              496,702        8,450,651
Shares issued to share-
holders in reinvestment of
distributions                     1,512,537       24,588,964
                              -------------    -------------
Total issued                      2,309,139       38,140,050
Shares redeemed                  (2,438,121)     (41,441,855)
                              -------------    -------------
Net decrease                       (128,982)   $  (3,301,805)
                              =============    =============